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                                                                 Exhibit 10.8

                                FIRST AMENDMENT TO
                             THE LANDSTAR SYSTEM, INC.
                         1994 DIRECTORS STOCK OPTION PLAN



    WHEREAS, LANDSTAR SYSTEM, INC. (the "Company") adopted the 1994 Directors Stock Option Plan (the "Plan"); and

    WHEREAS, pursuant to Section 12 of the Plan, the Board of Directors retained the right to amend the Plan;

    NOW, THEREFORE, the Plan is amended as follows:

       1. Section 2(1) of the Plan is deleted in its entirety and a new Section 2(1) added to read as follows:

       "Term Award" shall mean an Option to purchase 9,000 Shares, with an exercise price per Share equal to the Fair Market Value of a Share on the date of grant.

2. This First Amendment to the Plan shall be effective as of May 19, 1999.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer on the 24 day of March, 1999.

                                             LANDSTAR SYSTEM, INC.



                                             By:_______________________________
                                             Michael L. Harvey, Secretary


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